UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2006
                                                 -------------------------------

                     SG Mortgage Securities Trust 2006-FRE2
              -----------------------------------------------------
                         (Exact name of issuing entity)

                           SG Mortgage Securities, LLC
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                            SG Mortgage Finance Corp.
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

        Delaware                    333-131973-01              20-2882635
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation                File Number            Identification No.
       of depositor)             of issuing entity)           of depositor)

1221 Avenue of the Americas         New York, NY                        10020
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(Address of principal executive offices of depositor)                 (Zip Code)

Depositor's telephone number, including area code (212) 278-6000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On July 13, 2006, SG Mortgage Securities, LLC (the "Company") caused the issuance of the SG Mortgage Securities Trust 2006-FRE2 Asset-Backed Certificates, Series 2006-FRE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, master servicer, securities administrator and custodian, U.S. Bank National Association, as trustee and Clayton Fixed Income Services Inc., as credit risk manager. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class CE, Class P and Class R Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,776,458,000 were sold to Bear, Stearns & Co. ("Bear") and SG Americas Securities, LLC ("SG Americas", together with Bear, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of July 7, 2006, by and between the Company, SG Mortgage Finance Corp. and the Underwriters. In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

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

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of July 13, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of July 13, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

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



            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 13, 2006                       GS MORTGAGE SECURITIES CORP.

                                          By: /s/ Arnaud Denis
                                             -----------------------------------
                                             Name: Arnaud Denis
                                             Title:  President

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

                                INDEX TO EXHIBITS

Item 601(a) of                                                     Paper (P) or
Regulation S-K                                                      Electronic
Exhibit No.      Description                                           (E)
--------------   -----------                                       ------------

5                Legality Opinion of Cadwalader,                       (E)
                 Wickersham & Taft LLP, dated as of July 13,
                 2006.

8                Tax Opinion of Cadwalader, Wickersham                 (E)
                 & Taft LLP, dated as of July 13, 2006
                 (included as part of Exhibit 5).

23               Consent of Cadwalader, Wickersham &                   (E)
                 Taft LLP (included as part of Exhibit 5).

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